SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 1, 2006

                       PAR PHARMACEUTICAL COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                          FILE NUMBER 1-10827        22-3122182
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)



300 TICE BOULEVARD, WOODCLIFF LAKE, NJ                              07677
            (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (201) 802-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.        Results of Operations and Financial Condition.
---------         ---------------------------------------------

     On May 1, 2006, Par Pharmaceutical Companies, Inc. issued a press release regarding its earnings for the first quarter ended April 2, 2006. A copy of the press release is set forth in Exhibit 99.1 attached hereto.

     The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.        Financial Statements and Exhibits
---------         ---------------------------------

(c)  Exhibits

99.1         Press Release Dated May 1, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated as of:  May 1, 2006


                                     PAR PHARMACEUTICAL COMPANIES, INC.
                                     ----------------------------------
                                                 (Registrant)



                                     /s/ Gerard A. Martino
                                     -----------------------------------------
                                     Gerard A. Martino, Executive Vice President
                                     and Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit No.       Description
----------        -----------

99.1              Press Release Dated May 1, 2006